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                                                                   Exhibit 10.3A


         CONSENT AND FIRST AMENDMENT, dated as of June 30, 1997 (this "First Amendment"), to the CREDIT AGREEMENT, dated as of March 31, 1997, among ENERGY SERVICES INTERNATIONAL LTD., a Delaware corporation (the "Parent"), IRI INTERNATIONAL CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), CREDIT LYONNAIS NEW YORK BRANCH, as "Administrative Agent"), for the Lenders hereunder (in such capacity, the "Administrative Agent"), LEHMAN COMMERCIAL PAPER INC., as advisor and arranger with respect to the credit facilities contained herein (the "Arranger") and LEHMAN COMMERCIAL PAPER INC., as syndication agent with respect to the credit facilities contained herein (the "Syndication Agent").

                                   W I T N E S S E T H
                                   -------------------

         WHEREAS, as set forth in Annex A hereto, the Parent and the Borrower have requested the Lenders to amend certain provisions of Credit Agreement on the terms set forth herein:

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

         1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall be used as so defined.

         2. Consent in Respect of Section 1.1 of the Credit Agreement. In calculating Consolidated EBITDA for purposes of determining compliance with
Section 7 of the Credit Agreement for each applicable period, the Lenders hereby agree that the items specified on Schedule A to Annex A are extraordinary or non-recurring expenses permitted to be added to Consolidated Net Income to the extent reflected as a charge in the statement of Consolidated Net Income for such period.

         3. Consent in Respect of Section 6.1(c) of the Credit Agreement. For the reasons set forth in Annex A, the Borrower has requested and the Lenders hereby agree that the monthly financial statements required to be delivered by the Borrower in respect of April, May and July 1997 shall not be required to be furnished to the Administrative Agent for distribution to each Lender until October 1, 1997.

         4. Amendment to Section 1.1 of the Credit Agreement. (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Consolidated EBITDA" in its entirety and substituting in lieu thereof the following:

         "Consolidated EBITDA": for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) total income tax expense,

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                                                                               2

(b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary expenses or losses (including, (i) whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business and (ii) other expense amounts reflected under the caption "Other Income (Expense)" on the statement of such Consolidated Net Income for such period), (f) any other noncash charges, (g) if applicable, restructuring charges, write-off of goodwill and licensing agreements and (h) all non-recurring fees and expenses incurred or paid by the Borrower in connection with the Acquisitions, the transactions contemplated by this Agreement, the issuance of the Interim Notes and the Permanent Notes and the other transactions contemplated by the Interim Note Documentation and the Permanent Note Documentation and minus to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest and other income, (b) any extraordinary or other income or gains (including, (i) whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sale of assets outside of the ordinary course of business and (ii) other income amounts reflected under the caption "Other Income (Expense)" on the statement of such Consolidated Net Income for such period) and (c) any other noncash income, all as determined on a consolidated basis; provided that with respect to any calculation of Consolidated EBITDA for purposes of Section 7.1 for the four fiscal quarters ending on the following dates the following amounts (the "Added EBITDA Amount") shall be added to Consolidated EBITDA on such dates: (A) June 30, 1997 - $5,500,000; (B) September 30, 1997 - $4,100,000; (C) December 31, 1997 -
$2,800,000 and (D) March 31, 1998 - $1,400,000; and, provided, further, that, for purposes of clarifying the preceding proviso, it is understood that on any date specified in such proviso for which Consolidated EBITDA is determined with respect to a period of four fiscal quarters only the Added EBITDA Amount in respect of such date shall be added to the calculation of Consolidated EBITDA and not the Added EBITDA Amount with respect to a prior date within such period of four fiscal quarters."

     (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Consolidated Net Income" in its entirety and substituting in lieu thereof the following:

         "Consolidated Net Income": for any period, the consolidated net income (or loss) of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, and shall include the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or combined with the Borrower or any of its Subsidiaries, and the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest."





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                                                                               3

         5. Amendment to Section 7.13 of the Credit Agreement. Section 7.13 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

         "7.13 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Parent, the Borrower or any of their respective Subsidiaries to end on a day other than December 31."

         6. Effective Date. This First Amendment will become effective as of the date hereof upon its execution by the Parent, the Borrower and the Required Lenders in accordance with the terms of the Credit Agreement.

         7. Representations and Warranties. The Borrower represents and warrants to each lender that (a) this First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing, (b) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (c) no Default or Event of Default has occurred an is continuing as of the date hereof (except to the extent consented to herein).

         8. Continuing Effect. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

         9. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         10. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         11. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expense incurred in connection with this First Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.





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                                                                               4


         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          ENERGY SERVICES INTERNATIONAL LTD.

                                          By:
                                             -----------------------------------
                                             Title:


                                          IRI INTERNATIONAL CORPORATION

                                          By:
                                             -----------------------------------
                                             Title:


                                          LEHMAN COMMERCIAL PAPER INC., as
                                          Arranger and as a Lender

                                          By:
                                             -----------------------------------
                                             Title:


                                          CREDIT LYONNAIS NEW YORK BRANCH, as
                                          Administrative Agent, Issuing Lender
                                          and as a Lender

                                          By:
                                             -----------------------------------
                                             Title:


                                           BHF-BANK AKTIENGESELLSCHAFT, as
                                           a Lender

                                           By:
                                              ----------------------------------
                                              Title:


                                           By:
                                              ----------------------------------
                                              Title:





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                                   Schedule A

                        Additions to Consolidated EBITDA
                        --------------------------------





IRI nonrecurring overhead and other charges paid to ESE and affiliate          $ 646,000

 Air Liquide management fees related to Foreign Sales Corp.-
     Charged to Bowen (7/1/96 - 3/31/97)                                         820,000

 Amortization of Bowen APB No. 16 finished goods step-up
     Expected to be sold within one year (4/1/96 -- 6/30/97)                      402,000

 Cardwell royalty payments for use of trademarks, patteerns and Prints and rent on building (all purchased by IRI):

         Annualized (royalty $430,000 + Rent $206,000 for ten
          Months ended October 31, 1996 X 12/10) paid to
          Teichgraeber (7/1/96 -- 4/17/97)     $763,000
                                                   .75                           572.000
                                              --------                         ----------
                                                                               $2,440,000
                                                                               ==========